Exhibit 4.2
                                         EXECUTION COPY





                  KOHL'S CORPORATION

                          AND

                 THE BANK OF NEW YORK,

                        Trustee

       ________________________________________


             First Supplemental Indenture

               Dated as of June 1, 1999

                          To

                       Indenture

             Dated as of December 1, 1995

        _______________________________________

                FIRST SUPPLEMENTAL INDENTURE, dated  as
of  June 1, 1999 (this "First Supplemental Indenture"),
between   Kohl's   Corporation,  a   corporation   duly
organized and existing under the laws of the  State  of
Wisconsin  (herein  called the "Company"),  having  its
principal   office  at  N56  W17000  Ridgewood   Drive,
Menomonee Falls, Wisconsin 53051, and The Bank  of  New
York,  a  New  York  banking  corporation,  as  Trustee
(herein called the "Trustee") under the Indenture dated as of December 1, 1995 between the Company and the Trustee (the "Original Indenture").

                Recitals of the Company

           The Company has executed and delivered the Original Indenture to the Trustee to provide for the issuance from time to time of its unsecured debentures, notes or other debt instruments (the "Securities"), to be issued in one or more series as provided in the Indenture.

            Pursuant  to  the  terms  of  the  Original
Indenture, the Company desires to provide for the establishment of a new series of its Securities to be known as its 7 1/4% Debentures due June 1, 2029 (herein called the "Debentures"), in this First Supplemental
Indenture.

           All  things  necessary to  make  this  First
Supplemental Indenture a valid agreement of the Company have been done.

            Now,  Therefore,  This  First  Supplemental
Indenture Witnesseth:

            For   consideration,   the   adequacy   and
sufficiency of which are hereby acknowledged by the parties hereto, each party agrees as follows, for the benefit of the other parties and for the equal and proportionate benefit of all Holders of the Debentures, as follows:


                      ARTICLE ONE

                     DEFINED TERMS

           Section  101.   Defined  Terms.   Except  as
otherwise expressly provided in this First Supplemental
Indenture  or  in  the  form of  or  otherwise  clearly
required   by  the  context  hereof  or  thereof,   all
capitalized  terms used and not defined  herein  or  in
said   form  of   that  are  defined  in  the  Original
Indenture shall have the meanings assigned to  them  in
the  Original  Indenture.  The Original  Indenture,  as
supplemented from time to time, including by this First
Supplemental Indenture, is hereafter referred to as the
"Indenture".    For   all  purposes   of   this   First
Supplemental Indenture:

          "Closing Date" means June 1, 1999.

          "Commission"   means the  Securities and Exchange Commission.

          "Debentures" means any of the securities, as
     defined  in  the second paragraph of the  recitals
     hereof, that are authenticated and delivered under
     the Indenture.  For all purposes of the Indenture,
     the term "Debentures" shall include the Debentures
     initially issued on the Closing Date, any Exchange
     Debentures  to  be  issued and exchanged  for  any
     Debentures  pursuant  to the  Registration  Rights
     Agreement   and  the  Indenture  and   any   other
     Debentures issued after the Closing Date under the
     Indenture.   For  purposes of the  Indenture,  all
     Debentures shall vote together as one series of Debentures under the Indenture.

         "Exchange Debentures" means any securities of the Company containing terms identical to the Debentures (except that such Exchange Debentures shall be registered under the Securities Act and shall not include the restrictions on transfer) that are issued and exchanged for the Debentures pursuant to the Registration Rights Agreement and the Indenture.

         "Exchange Offer Registration Statement" means
     the  Exchange  Offer  Registration  Statement   as
     defined in the Registration Rights Agreement.

          "Institutional Accredited Investor" means an
     institution  that is an "accredited  investor"  as
     that  term is defined in Rule 501(a)(1), (2),  (3)
     or (7) under the Securities Act.

         "Non-U.S. Person" means a person who is not a U.S. Person (as defined in Regulation S).

         "Registration  Rights Agreement"  means  the
     Registration Rights Agreement, dated June 1, 1999,
     between  the  Company and Merrill  Lynch,  Pierce,
     Fenner & Smith, Morgan Stanley & Co. Incorporated,
     BNY  Capital  Markets, Inc. and Banc  One  Capital
     Markets,   Inc.  and  certain  permitted   assigns
     specified therein.

         "Registration   Statement"    means    the
     Registration Statement as defined and described in the Registration Rights Agreement.

         "Regulation S" means Regulation S under  the
     Securities Act.

         "Restricted  Security" means any   Debenture
     that  has  not been (i) exchanged for an  Exchange
     Debenture or (ii) sold in connection with an effective Registration Statement pursuant to the Registration Rights Agreement.

         "Rule  144A"  means  Rule  144A  under  the
     Securities Act.

         "Securities Act" means the Securities Act of
     1933, as amended from time to time.

         "Shelf  Registration  Statement"  means  the
     Shelf Registration Statement as defined in the Registration Rights Agreement.

                      ARTICLE TWO

                TERMS OF THE DEBENTURES

             Section   201.    Establishment   of   the
Debentures.   There is hereby authorized  a  series  of
Securities  designated the 7 1/4% Debentures due  June  1,
2029,  initially limited in aggregate principal  amount
to $200,000,000 (except as provided in Section 2.3.2 of
the Original Indenture, and except that the Company may
issue  additional  Debentures  of  this  Series).   The
Debentures shall be substantially in the form set forth in Exhibit A hereto and shall include substantially the legends set forth on the face of the form of so long as the Debentures are Restricted Securities.

           Section 202.  Terms of the Debentures.   The
Stated  Maturity  of the Debentures shall  be  June  1,
2029,  and they shall bear interest at the rate of  7 1/4%
per  annum,  from June 1, 1999 or from the most  recent
interest  payment date to which interest has been  paid
or  duly  provided  for, as the case  may  be,  payable
semiannually (to holders of record of the Debentures at
the  close  of business on the May 15 and  November  15
immediately  preceding the interest  payment  date)  on
June  1  and  December 1, commencing December  1,  1999
until payment of the principal amount shall have been made or duly provided for.

            The  principal  of  and  interest  on   the
Debentures shall be payable at the office or agency of the Trustee in New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by wire transfer or by check mailed to the address of the Person entitled thereto as such address shall appear in the list of Securityholders.

            The Debentures are redeemable prior to maturity and shall not have the benefit of a sinking fund.

          The Debentures shall not be superior in right of payment to, and shall rank equal with, all other unsecured and unsubordinated debt of the Company.

          The Debentures shall be subject to defeasance at the option of the Company as provided in Sections
8.3 and 8.4 of the Original Indenture.

           Section 203.  Denominations.  The Debentures
shall be issued in denominations of $100,000 and integral multiples of $1,000.

           Section 204.  Form.  Debentures offered  and
sold in reliance on Rule 144A shall be issued initially
in  the form of one or more permanent global Debentures
in registered form, substantially in the form set forth
in Exhibit A (the "U.S. Global Debentures"), registered
in  the  name  of  the nominee of The Depository  Trust
Company (the "Depositary" or "DTC"), deposited with the
Trustee, as custodian for the Depositary, duly executed
by  the  Company  and
authenticated by the  Trustee  as
provided in Section 2.4 of the Original Indenture.  The
aggregate   principal  amount  of   the   U.S.   Global
Debentures  may  from  time to  time  be  increased  or
decreased  by  adjustments made on the records  of  the
Trustee,  as  custodian  for  the  Depositary  or   its
nominee, in accordance with the instructions given by the Holder thereof, as hereinafter provided.

           Debentures  offered  and  sold  in  offshore
transactions  in  reliance on  Regulation  S  shall  be
issued  initially in the form of one or more  permanent
global  Debentures in registered form substantially  in
the  form set forth in Exhibit A (the "Offshore  Global
Debentures"), registered in the name of the nominee  of
the   Depositary,  deposited  with  the   Trustee,   as
custodian  for  the Depositary, duly  executed  by  the
Company and authenticated by the Trustee as provided in
Section  2.4 of the Original Indenture.  The  aggregate
principal amount of the Offshore Global Debentures  may
from  time  to  time  be  increased  or  decreased   by
adjustments  made  on the records of  the  Trustee,  as
custodian  for  the  Depositary  or  its  nominee,   as
hereinafter provided.

           Debentures offered and sold to Institutional
Accredited Investors that are not QIBs (excluding  non-
U.S.  Persons) shall be issued in the form of permanent
certificated    Debentures    in    registered     form
substantially in the form set forth in Exhibit  A  (the
"Physical Debentures").

           The  U.S. Global Debentures and the Offshore
Global Debentures are sometimes referred to herein as the "Global Debentures".

           The definitive Debentures shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Debentures may be listed, all as determined by the Officers executing such Debentures, as evidenced by their execution of such Debentures.


                     ARTICLE THREE

                      AMENDMENTS

           Section  301.  Article Four of the  Original
Indenture shall be amended by adding the following paragraph immediately following the two paragraphs contained in Section 4.9:

          "The  Company will take all actions necessary
          to  permit  resales  of any  Securities  sold
          pursuant  to Rule 144A of the Securities  Act
          of  1933,  as amended (the "Securities  Act")
          including,   without  limitation,  furnishing
          upon request of a Holder of such Security  to
          such   Holder  and  a  prospective  purchaser
          designated by such Holder financial and other
          information  of  the Company required  to  be
          delivered  under  Rule  144A(d)(4)   of   the
          Securities  Act,  if  at  the  time  of  such
          request   the  Company  is  not  a  reporting
          company under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended."

                     ARTICLE FOUR

                      REDEMPTION

      Subject  to  the terms of Article  Three  of  the
Original Indenture, the Company shall have the right to
redeem  the Debentures, in whole but not in part,  from
time  to  time  and  at any time (such  redemption,  an
"Optional  Redemption",  and  the  date  thereof,   the
"Optional Redemption Date") upon at least 30 days' notice mailed to the registered address of each holder of the Debentures, at a redemption price equal to the sum of (A) the greater of (1) 100% of the principal amount of the Debentures to be redeemed or (2) the sum of the present values of the Remaining Scheduled
Payments  thereon discounted to the Optional Redemption
Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the sum of the Treasury Rate plus twenty-five basis points, less the Applicable Accrued Interest Amount plus (B) the Applicable Accrued Interest Amount.

     "Applicable Accrued Interest Amount" means, at the
Optional   Redemption  Date,  the  amount  of  interest
accrued and unpaid from the prior interest payment date to the Optional Redemption Date on the Debentures subject to the Optional Redemption determined at the rate per annum shown in the title thereof, computed on the basis of a 360-day year of twelve 30-day months.

      "Comparable  Treasury  Issue"  means  the  United
States  Treasury  security,  selected  by  a  Reference
Treasury Dealer appointed by the Company, as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures to be redeemed pursuant to the Optional Redemption.

     "Comparable Treasury Price" means, with respect to
the  Optional Redemption Date, (1) the average  of  the
Reference Treasury Dealer Quotations for such  Optional
Redemption Date after excluding the highest and  lowest
of  those Reference Treasury Dealer Quotations, or  (2)
if  the  Trustee  obtains  fewer  than  five  Reference
Treasury   Dealer  Quotations,  the  average   of   all
quotations.

      "Reference Treasury Dealer" means any nationally recognized investment banking firm that is a primary
U.S. Government securities dealer.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such Optional Redemption Date.

      "Remaining Scheduled Payments" means, for each Debenture to be redeemed, the remaining scheduled payments of principal and interest on that Debenture that would be due after the related Optional Redemption
Date but for that Optional Redemption.  If the Optional
Redemption Date is not an interest payment date with respect to that Debenture, the amount of the next succeeding scheduled interest payment on that Debenture will be reduced by the amount of interest accrued on the Debenture to the Optional Redemption Date.

       "Treasury Rate" means, with respect to the Optional Redemption Date (if any), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury
Price for such Optional Redemption Date.


                     ARTICLE FIVE

             ORIGINAL ISSUE OF DEBENTURES

           Section  501.   Debentures in the  aggregate
principal amount of $200,000,000, or in such additional
principal  amount as the Company may issue pursuant  to
Section 201 of this First Supplemental Indenture,  may,
upon execution of this First Supplemental Indenture, or
from  time  to  time  thereafter, be  executed  by  the
Company    and    delivered   to   the   Trustee    for
authentication,   and  the  Trustee   shall   thereupon
authenticate and deliver said Debentures upon a Company
Order without any further action by the Company.

           Section 502.  Exchange Debentures.  Exchange
Debentures  may  from time to time be executed  by  the
Company and delivered to the Trustee for authentication
and   the  Trustee  shall  thereupon  authenticate  and
deliver said Exchange Debentures, upon cancellation of an equal amount of Restricted Securities tendered in exchange, upon a Company Order without further action by the Company.


                      ARTICLE SIX

              SPECIAL TRANSFER PROVISIONS

             Section   601.    Legend   on   Restricted
Securities.  Unless and until a Debenture is  exchanged
for an Exchange Debenture or sold in connection with an
effective  Registration  Statement  pursuant   to   the
Registration  Rights  Agreement, (i)  the  U.S.  Global
Debentures and Physical Debentures shall bear the legend set forth on the face of the Debenture and (ii) the Offshore Global Debentures shall bear the legend set forth on the face of the Debenture until (A) at least the 41st day after the Closing Date and (B) receipt by the Company and the Trustee of a certificate substantially in the form of Appendix B hereto.

      Except as provided in Section 603 hereof, the Trustee shall not issue any unlegended Debentures until it has received an Officers' Certificate from the Company directing it to do so.

            Section  602.   Book-Entry  Provisions  for
Global Debentures.  (a)  The U.S. Global Debentures and
Offshore Global Debentures initially shall (i) be registered in the name of the Depositary for such Global Debentures or the nominee of such Depositary,
(ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth on the face of the form of the Debenture.

            Members   of,  or  participants   in,   the
Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Debenture held on their behalf by the Depositary, or the Trustee as its custodian, or under such Global Debenture, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Debenture for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Debenture.

          (b)  Transfers of a Global Debenture shall be
limited  as specified in Section 2.15.2 of the Original
Indenture  and  the  provisions of Section  603(b)(ii).
Interests of beneficial owners in Global Debentures may
be   transferred  in  accordance  with  the  rules  and
procedures  of  the  Depositary and the  provisions  of
Section 603.  In addition, Physical Debentures shall be
transferred  to all beneficial owners in  exchange  for
their   beneficial  interests  in   the   U.S.   Global
Debentures or Offshore Global Debentures, as the case may be, as specified in Section 2.15.2 of the Original
Indenture.

           (c)   Any beneficial interest in one of  the
Global  Debentures that is transferred to a person  who
takes  delivery in the form of an interest  in  another
Global  Debenture will, upon transfer, cease to  be  an
interest  in  such  Global  Debenture  and  become   an
interest   in   such   other  Global   Debenture   and,
accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Debenture for as long as it remains such an interest.

           (d)   In connection with any transfer  of  a
portion  of  the  beneficial  interests  in  a   Global
Debenture  to  beneficial owners pursuant to  paragraph
(b) of this Section 602, the Registrar shall reflect on
its  books and records the date and a decrease  in  the
principal amount of such Global Debenture in an  amount
equal   to  the  principal  amount  of  the  beneficial
interest  in  such Global Debenture to be  transferred,
and  the  Company shall execute, and the Trustee  shall
authenticate   and  deliver,  one  or   more   Physical
Debentures of like tenor and amount.

           (e)  In connection with the transfer of  the
U.S.   Global   Debentures  or  the   Offshore   Global
Debentures, in whole, to beneficial owners pursuant  to
paragraph  (b)  of this Section 602,  the  U.S.  Global
Debentures or Offshore Global Debentures, as  the  case
may  be,
shall  be  deemed to be  surrendered  to  the
Trustee   for  cancellation,  and  the  Company   shall
execute,   and  the  Trustee  shall  authenticate   and
deliver,  to  each beneficial owner identified  by  the
Depositary  in exchange for its beneficial interest  in
the   U.S.   Global   Debentures  or  Offshore   Global
Debentures, as the case may be, an equal aggregate principal amount of Physical Debentures of authorized denominations.

           (f)   Any  Physical Debenture  delivered  in
exchange  for an interest in the U.S. Global Debentures
pursuant  to paragraph (b), (d) or (e) of this  Section
602 shall, except as otherwise provided by Section 601,
bear   the   legend  regarding  transfer   restrictions
applicable to the Physical Debenture.

           (g)   The  registered  holder  of  a  Global
Debenture may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Debentures.

           Section  603.  (a)  Transfers to QIBs.   The
following provisions shall apply with respect to the registration of any proposed transfer of a Debenture constituting a Restricted Security to a qualified institutional buyer as defined in Rule 144A (a "QIB"):

           (i)   if  the  Debenture to  be  transferred
     consists of (x) Physical Debentures, the Registrar
     shall  register the transfer if such  transfer  is
     being  made  by  a  proposed  transferor  who  has
     checked  the  box  provided for  on  the  form  of
     Debenture  stating, or has otherwise  advised  the
     Company  and  the Registrar in writing,  that  the
     sale   has  been  made  in  compliance  with   the
     provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Debenture stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Debenture for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global
     Debentures, the transfer of such interest may be effected through the book entry system maintained by the Depositary; and

           (ii)  (a) If the proposed transferee  is  an
     Agent  Member and the Debentures to be transferred
     consist   of   Physical  Debentures  which   after
     transfer are to be evidenced by an interest in the
     Global Security, upon receipt by the Registrar  of
     instructions   given   in  accordance   with   the
     Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security in an amount equal to the principal amount of the Physical Debentures to be transferred, and the Trustee shall cancel the Physical Debentures so transferred and (b)(1) if the proposed transferor is an Agent Member holding a beneficial interest in the

     Offshore  Global
     Debentures,  upon  receipt  by  the  Registrar  of
     instructions  in accordance with the  Depositary's
     and  the  Registrar's  procedures,  the  Registrar
     shall  reflect on its books and records  the  date
     and  a  decrease in the principal  amount  of  the
     Offshore  Global Debentures in an amount equal  to
     the principal amount of the beneficial interest in
     the  Offshore Global Debentures to be transferred,
     and  (b)(2) if the proposed transferee is an Agent
     Member,   upon   receipt  by  the   Registrar   of
     instructions   given   in  accordance   with   the
     Depositary's  and the Registrar's procedures,  the
     Registrar  shall reflect on its books and  records
     the  date and an increase in the principal  amount
     of  the U.S. Global Debentures in an amount  equal
     to  the  principal amount of the  Offshore  Global
     Debentures to be transferred and the Trustee shall
     decrease   the  amount  of  the  Offshore   Global
     Debentures.


            (b)   Transfers  to  Non-QIB  Institutional
Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Debenture constituting a Restricted
Security to any Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons):


            (i)   The  Registrar  shall  register   the
     transfer   of  any  Debenture,  if  the   proposed
     transferee has delivered to the Registrar (A) a certificate substantially in the form of Appendix
     A hereto and (B) an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act.


           (ii)  If the proposed transferor is an Agent
     Member holding a beneficial interest in the Global
     Security, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Debentures of like tenor and amount.


     (c)  Transfers of Interests in the Offshore Global
Debentures. The following provisions shall apply with respect to any transfer of interests in Offshore Global
Debentures:


           (i)   until  the expiration  of  the  40-day
     distribution compliance period within the  meaning
     of  Rule 903 of Regulation S, any offer or sale of
     interests  in the Offshore Global Debenture  shall
     be  made  (a)  outside the United  States  (1)  in
     compliance  with  Rule  903  or  904   under   the
     Securities Act or (2) to a QIB in compliance  with
     Rule   144A  and  (b)  in  accordance   with   all
     applicable  securities laws of the states  of  the
     United    States    or   any   other    applicable
     jurisdiction;

           (ii) prior to the removal of the legend from the Offshore Global Debentures pursuant to Section
     601, the Registrar shall refuse to register such transfer unless such transfer complies with this
     Section 603, and


           (iii)      after such removal, the Registrar
     shall register the transfer of any such Debenture without requiring any additional certification.


      (d)   Transfers to Non-U.S. Persons at Any  Time.
The following provisions shall apply with respect to any transfer of a Restricted Security to a Non-U.S.
Person:

            (i)   The  Registrar  shall  register   any
     proposed  transfer to any Non-U.S. Person  if  (A)
     the  Debenture  to be transferred  is  a  Physical
     Debenture   or   an  interest   in   U.S.   Global
     Debentures,   (B)  the  proposed  transferor   has
     delivered   to   the   Registrar   a   certificate
     substantially in the form of Appendix B hereto and
     (C) the proposed transferee has delivered to the Registrar an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act..

            (ii)     (a) If the proposed transferor  is
     an  Agent Member holding a beneficial interest  in
     the  U.S. Global Debentures, upon receipt  by  the
     Registrar  of (x) the documents, if any,  required
     by   paragraph   (i)  and  (y)   instructions   in
     accordance   with   the   Depositary's   and   the
     Registrar's   procedures,  the   Registrar   shall
     reflect  on its books and records the date  and  a
     decrease  in  the  principal amount  of  the  U.S.
     Global  Debentures  in  an  amount  equal  to  the
     principal amount of the beneficial interest in the
     U.S. Global Debentures to be transferred, and  (b)
     if  the  proposed transferee is an  Agent  Member,
     upon  receipt  by  the Registrar  of  instructions
     given in accordance with the Depositary's and  the
     Registrar's   procedures,  the   Registrar   shall
     reflect on its books and records the date and an increase in the principal amount of the Offshore
     Global Debentures in an amount equal to the principal amount of the Physical Debentures or the U.S. Global Debentures, as the case may be, to be transferred, and the Trustee shall cancel the Physical Debenture, if any, so transferred or decrease the amount of the U.S. Global Debentures.

           Section 604.  General.  By its acceptance of
any Debenture bearing the legends set forth on the face of the form of Debenture, each Holder of such a Debenture acknowledges the restrictions on transfer of such Debenture set forth in the Indenture and in such legends and agrees that it will transfer such Debenture only as provided in the Indenture.

           The  Registrar shall retain,  in  accordance
with  its  customary procedures, copies of all letters,
notices   and  other  written  communications  received
pursuant to this Section 604. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                     ARTICLE SEVEN

                   SUNDRY PROVISIONS

           Section 701.  No exchange of Debentures  for
Exchange Debentures pursuant to Section 2.8 of the Original Indenture shall occur until a Registration
Statement shall have been declared effective by the Commission and that any Debentures that are exchanged for Exchange Debentures shall be canceled by the Trustee.

           Section  702.   The Original  Indenture,  as
supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First
Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

     _____________________________________________


          This instrument may be executed in any number
of  counterparts,  each of which so executed  shall  be
deemed  to  be  an original, but all such  counterparts
shall   together  constitute  but  one  and  the   same
instrument.


           In Witness Whereof, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

                              KOHL'S CORPORATION



                                By: /s/R. Lawrence Montgomery
                                    ---------------------------
                                Name:  R. Lawrence Montgomery
                                Title: Vice Chairman of the Board and
                                       Chief  Executive Officer


                              THE BANK OF NEW YORK
                                 as Trustee


                              By: /s/Mary La Gumina
                                  --------------------
                                     Mary La Gumina
                                     Assistant Vice President

                                              EXHIBIT A

                  [Form of Debenture]


[Each  Global  Security, whether  or  not  an  Exchange
Debenture,  shall  bear the following  legend:   Unless
this   certificate  is  presented  by   an   authorized
representative of The Depository Trust Company,  a  New
York corporation ("DTC"), to Kohl's Corporation or  its
agent   for  registration  of  transfer,  exchange   or
payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR
TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

[Any  Global  Security issued hereunder  shall  bear  a
legend  in  substantially  the  following  form:   This
Security is a Global Security within the meaning of the
Indenture hereinafter referred to and is registered  in
the  name  of  the  Depositary  or  a  nominee  of  the
Depositary.    This   Security  is   exchangeable   for
Securities  registered in the name of  a  person  other
than  the Depositary or its nominee only in the limited
circumstances described in the Indenture, and  may  not
be transferred except as a whole by the Depositary to a
nominee  of  the  Depositary  by  a  nominee   of   the
Depositary,  by  a  nominee of the  Depositary  to  the
Depositary or another nominee of the Depositary  or  by
the  Depositary  or  any such nominee  to  a  successor
Depositary   or   a   nominee  of  such   a   successor
Depositary.]

[Unless  and  until  a Debenture is  exchanged  for  an
Exchange  Debenture  or  sold  in  connection  with  an
effective  Registration  Statement  pursuant   to   the
Registration  Rights  Agreement,(i)  the  U.S.   Global
Debentures  and  Physical  Debentures  shall  bear  the
legend set forth below on the face thereof and (ii) the
Offshore   Physical  Debentures  and  Offshore   Global
Debentures shall bear the legend set forth below on the
face  thereof  until at least the 41st  day  after  the
Closing Date and receipt by the Company and the Trustee
of  a certificate substantially in the form of Appendix
B  hereto:   THE  DEBENTURES HAVE NOT  BEEN  REGISTERED
UNDER  THE  SECURITIES  ACT OF 1933,  AS  AMENDED  (THE
"SECURITIES  ACT"),  OR ANY STATE OR  OTHER  SECURITIES
LAWS.   NEITHER  THIS  DEBENTURE NOR  ANY  INTEREST  OR
PARTICIPATION HEREIN MAY BE REOFFERED, SOLD,  ASSIGNED,
TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE  DISPOSED
OF  IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS  SUCH
TRANSACTION  IS  EXEMPT FROM, OR NOT  SUBJECT  TO,  THE
REGISTRATION  REQUIREMENTS OF THE SECURITIES  ACT.   BY
ITS  ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
(A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED
IN  RULE  144A UNDER THE SECURITIES ACT ("RULE 144A")),
(B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE

MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) or (7) OF
RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE
DEBENTURES  FOR ITS OWN ACCOUNT OR FOR THE  ACCOUNT  OF
SUCH   AN   INSTITUTIONAL  "ACCREDITED  INVESTOR"   FOR
INVESTMENT  PURPOSES AND NOT WITH A  VIEW  TO,  OR  FOR
OFFER  OR SALE IN CONNECTION WITH, ANY DISTRIBUTION  IN
VIOLATION OF THE SECURITIES ACT OR (C) IT IS NOT A U.S.
PERSON  AND IS ACQUIRING THIS DEBENTURE IN AN "OFFSHORE
TRANSACTION" PURSUANT TO RULE 903 OR 904 OF  REGULATION
S,  (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER
SUCH DEBENTURE PRIOR TO THE DATE WHICH IS THE LATER  OF
(X)  TWO  YEARS  (OR  SUCH SHORTER PERIOD  OF  TIME  AS
PERMITTED  BY RULE 144(k) OF THE SECURITIES ACT)  AFTER
THE  LATER  OF THE ORIGINAL ISSUE DATE HEREOF  (OR  ANY
PREDECESSOR  OF THIS DEBENTURE) AND THE  LAST  DATE  ON
WHICH  KOHL'S  CORPORATION OR ANY AFFILIATE  OF  KOHL'S
CORPORATION  WAS  THE OWNER OF THIS DEBENTURE  (OR  ANY
PREDECESSOR OF THIS DEBENTURE) AND (Y) SUCH LATER DATE,
IF  ANY,  AS  MAY  BE REQUIRED BY APPLICABLE  LAW  (THE
"RESALE  RESTRICTION TERMINATION DATE") EXCEPT  (A)  TO
KOHL'S  CORPORATION  OR  ANY  SUBSIDIARY  THEREOF,  (B)
PURSUANT  TO  A REGISTRATION STATEMENT WHICH  HAS  BEEN
DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO
LONG AS THE DEBENTURES ARE ELIGIBLE FOR RESALE PURSUANT
TO  RULE 144A INSIDE THE UNITED STATES, TO A PERSON  IT
REASONABLY   BELIEVES  IS  A  "QUALIFIED  INSTITUTIONAL
BUYER"  AS DEFINED IN RULE 144A THAT PURCHASES FOR  ITS
OWN   ACCOUNT  OR  FOR  THE  ACCOUNT  OF  A   QUALIFIED
INSTITUTIONAL  BUYER TO WHOM NOTICE IS GIVEN  THAT  THE
TRANSFER  IS BEING MADE IN RELIANCE ON RULE  144A,  (D)
OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND  SALES
TO  NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION  WITHIN
THE   MEANING  AND  CONSISTENT  WITH  THE   TERMS   AND
CONDITIONS  OF  REGULATION S UNDER THE SECURITIES  ACT,
(E)  TO  AN INSTITUTIONAL "ACCREDITED INVESTOR"  WITHIN
THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) or (7) OF
RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE
DEBENTURES  FOR ITS OWN ACCOUNT OR FOR THE  ACCOUNT  OF
SUCH   AN   INSTITUTIONAL  "ACCREDITED  INVESTOR"   FOR
INVESTMENT  PURPOSES AND NOT WITH A  VIEW  TO,  OR  FOR
OFFER  OR SALE IN CONNECTION WITH, ANY DISTRIBUTION  IN
VIOLATION  OF  THE SECURITIES ACT OR  (F)  PURSUANT  TO
ANOTHER   AVAILABLE  EXEMPTION  FROM  THE  REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES  THAT
IT  WILL GIVE TO EACH PERSON TO WHOM THIS DEBENTURE  IS
TRANSFERRED  A  NOTICE SUBSTANTIALLY TO THE  EFFECT  OF
THIS  LEGEND;  PROVIDED  THAT KOHL'S  CORPORATION,  THE
TRUSTEE,  THE  TRANSFER AGENT AND THE  REGISTRAR  SHALL
HAVE  THE  RIGHT  PRIOR  TO ANY  SUCH  OFFER,  SALE  OR
TRANSFER  (I) PURSUANT TO CLAUSES (D), (E)  OR  (F)  TO
REQUIRE   THE  DELIVERY  OF  AN  OPINION  OF   COUNSEL,
CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY  TO
EACH  OF THEM, AND (II) IN EACH OF THE FOREGOING CASES,
TO  REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE  FORM
APPEARING  ON  THE  OTHER SIDE

OF  THIS  DEBENTURE  IS
COMPLETED  AND  DELIVERED BY THE TRANSFEROR  TO  KOHL'S
CORPORATION  AND  THE  TRUSTEE.  THIS  LEGEND  WILL  BE
REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE
RESTRICTION  TERMINATION DATE.   AS  USED  HEREIN,  THE
TERMS "UNITED STATES", "OFFSHORE TRANSACTION" AND "U.S.
PERSON"  HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM  BY
REGULATION S UNDER THE SECURITIES ACT.]

[Each   Offshore  Global  Debenture  shall   bear   the
following  legend:  PRIOR TO EXPIRATION OF  THE  40-DAY
DISTRIBUTION  COMPLIANCE PERIOD WITHIN THE  MEANING  OF
REGULATION S, THIS DEBENTURE MAY NOT BE OFFERED,  SOLD,
PLEDGED  OR  OTHERWISE TRANSFERRED  WITHIN  THE  UNITED
STATES  OR  TO  A  U.S. PERSON OR FOR  THE  ACCOUNT  OR
BENEFIT OF A U.S. PERSON.]

                  KOHL'S CORPORATION

                    7 1/4% DebentureS
                   Due June 1, 2029



                                    CUSIP No. _________
No. _____
                                         $_____________
                                       Principal Amount



      Kohl's  Corporation, a corporation duly organized
and  existing under the laws of the State of  Wisconsin
(herein  called the "Company", which term includes  any
successor   Person  under  the  Indenture   hereinafter
referred  to), for value received, hereby  promises  to
pay  to  [________] [Cede & Co.] or registered assigns,
the             principal            sum             of
($                  )  on  June  1, 2029,  and  to  pay
interest thereon semiannually (to holders of record  of
the  Debentures at the close of business on the May  15
and November 15 immediately preceding the interest payment date) on June 1 and December 1 in each year, commencing December 1, 1999, at the rate of 7 1/4% per annum, until the principal hereof is paid or made available for payment.

      The  interest so payable, and punctually paid  or
duly  provided  for, on any interest payment  date,  as
provided in the Indenture, shall be paid to the  Person
in   whose  name  this  Debenture  (or  one   or   more
predecessor Debentures) is registered at the close of business on the May 15 or November 15 (whether or not a business day), as the case may be, next preceding such interest payment date. If the Company defaults in a payment of interest, it will pay the defaulted interest plus, to the extent permitted by law, any interest payable on the defaulted interest, to the persons who are Securityholders on a subsequent special record date, determined in accordance with the Indenture. The
Company may pay the defaulted interest in any other lawful manner.

     The statements set forth in the restrictive legend above are an integral part of the terms of this Debenture and by acceptance hereof each holder of this Debenture agrees to be subject to and bound by the terms and provisions set forth in such legend.

       Payments of principal and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in New York, New
York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by wire transfer or by check mailed on or prior to an interest payment date to the address of the Person entitled thereto as such address shall appear in the list of Securityholders.

     Any payment of this Debenture due on any day which is not a business day in New York, New York need not be made on such day, but may be made on the next succeeding business day with the same force and effect as if made on the due date and no interest shall accrue for the period from and after such date, unless such payment is a payment at maturity or upon redemption, in which case interest shall accrue thereon at the stated rate for such additional days.

      This  Debenture is one of a duly authorized issue
of securities of the Company, designated 7 1/4% Debentures
due  June 1, 2029 (the "Debentures"), issued and to  be
issued in one or more series under an Indenture,  dated
as  of  December 1, 1995, as supplemented by the  First
Supplemental Indenture, dated as of June 1,  1999  (the
"Indenture"), between the Company and The Bank  of  New
York,  as  Trustee (the "Trustee", which term  includes
any  successor trustee under the Indenture),  to  which
Indenture  and  all  indentures  supplemental   thereto
reference  is  hereby  made  for  a  statement  of  the
respective  rights, limitations of rights,  duties  and
immunities  thereunder of the Company, the Trustee  and
the  Holders  of the Debentures and of the  terms  upon
which  the Debentures are, and are to be, authenticated
and  delivered.   This Debenture is  one  of  a  series
designated on the face hereof, issued initially in the aggregate principal amount of $200,000,000.

      [INCLUDE  IF  SECURITY IS A GLOBAL  DEBENTURE   -
This Debenture is a "book-entry" Debenture and is being
registered in the name of Cede & Co. as nominee of  The
Depository  Trust  Company ("DTC"), a clearing  agency.
Subject  to the terms of the Indenture, this  Debenture
will  be held by a clearing agency or its nominee,  and
beneficial interests will be held by beneficial  owners
through  the  book-entry facilities  of  such  clearing
agency  or  its  nominee  in minimum  denominations  of
$100,000 and integral multiples of $1,000.  As long  as
this Debenture is registered in the name of DTC or  its
nominee, the Trustee will make payments of principal of
and  interest  on  this Debenture by wire  transfer  of
immediately  available funds to  DTC  or  its  nominee.
Notwithstanding  the above, the final payment  on  this
Debenture will be made after due notice by the  Trustee
of   the  pendency  of  such  payment  and  only   upon
presentation and surrender of this Debenture at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture.]

      The  Holder of this Debenture is entitled to  the
benefits of the Registration Rights Agreement, dated as
of  June  1,  1999. In the event that (i)  the  Company
fails  to file an Exchange Offer Registration Statement
with  respect to the Debentures with the Commission  on
or  prior  to  the  135th calendar  day  following  the
Closing Date, (ii) the Commission does not declare such
Exchange Offer Registration Statement effective  on  or
prior  to the 180th calendar day following the  Closing
Date, (iii) the Exchange Offer is not consummated on or
prior  to the 45th calendar day following the effective
date  of  the Exchange Offer Registration Statement  or
(iv)  if required, a Shelf Registration Statement  with
respect to the Debentures is not declared effective  by
the  Commission on or prior to the 210th  calendar  day
following  the  Closing  Date  (each,  a  "Registration
Default"),  the per annum interest rate  borne  by  the
Debentures  shall  be increased by one-quarter  of  one
percent  (0.25%)  per  annum  from  the  end   of   the
applicable  period  giving rise  to  such  Registration
Default.   The  interest rate borne by  the  Debentures
will be increased by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period

 (or  portion  thereof) during  which  any  such
Registration   Default  continues  up  to   a   maximum
aggregate increase in the annual interest rate of  one-
half  of one percent (0.50%) per annum.  Following  the
cure  of  all Registration Defaults, the interest  rate
borne  by  the  Debentures  shall  be  reduced  to  the
original  interest  rate borne by the  Debentures.   No
increase  in the rate shall be payable for  any  period
during  which  a Shelf Registration is effective.   All
accrued additional interest shall be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. All terms used in this Debenture that are defined in the Registration Rights
Agreement shall have the meanings assigned to them in the Registration Rights Agreement.

      The Debentures do not have the benefit of any sinking fund obligations.

      Subject  to  the terms of Article  Three  of  the
Indenture, the Company shall have the right  to  redeem
the Debentures, in whole but not in part, from time  to
time  and  at  any time (such redemption, an  "Optional
Redemption",  and  the  date  thereof,  the   "Optional
Redemption Date") upon at least 30 days' notice  mailed
to  the  registered  address  of  each  holder  of  the
Debentures, at a redemption price equal to the  sum  of
(A) the greater of (1) 100% of the principal amount  of
the  Debentures to be redeemed or (2) the  sum  of  the
present  values  of  the Remaining  Scheduled  Payments
thereon discounted to the Optional Redemption Date on a
semiannual basis (assuming a 360-day year consisting of
twelve 30-day months) at a rate equal to the sum of the
Treasury  Rate plus twenty-five basis points, less  the
Applicable  Accrued  Interest  Amount  plus   (B)   the
Applicable Accrued Interest Amount.

     "Applicable Accrued Interest Amount" means, at the
Optional   Redemption  Date,  the  amount  of  interest
accrued and unpaid from the prior interest payment date to the Optional Redemption Date on the Debentures subject to the Optional Redemption determined at the rate per annum shown in the title thereof, computed on the basis of a 360-day year of twelve 30-day months.

      "Comparable  Treasury  Issue"  means  the  United
States  Treasury  security,  selected  by  a  Reference
Treasury Dealer appointed by the Company, as having a maturity comparable to the remaining term of the Debentures to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures to be redeemed pursuant to the Optional Redemption.

     "Comparable Treasury Price" means, with respect to
the  Optional Redemption Date, (1) the average  of  the
Reference Treasury Dealer Quotations for such  Optional
Redemption Date after excluding the highest and  lowest
of  those Reference Treasury Dealer Quotations, or  (2)
if  the  Trustee  obtains  fewer  than  five  Reference
Treasury   Dealer  Quotations,  the  average   of   all
quotations.

      "Reference Treasury Dealer" means any nationally recognized investment banking firm that is a primary
U.S. Government securities dealer.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such Optional Redemption Date.

      "Remaining Scheduled Payments" means, for each Debenture to be redeemed, the remaining scheduled payments of principal and interest on that Debenture that would be due after the related Optional Redemption
Date but for that Optional Redemption.  If the Optional
Redemption Date is not an interest payment date with respect to that Debenture, the amount of the next succeeding scheduled interest payment on that Debenture will be reduced by the amount of interest accrued on the Debenture to the Optional Redemption Date.

       "Treasury Rate" means, with respect to the Optional Redemption Date (if any), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury
Price for such Optional Redemption Date.

      If an Event of Default with respect to Debentures of this series shall occur and be continuing, the principal of all the Debentures of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

     [INCLUDE IF SECURITY IS A GLOBAL SECURITY - In the event of a deposit or withdrawal of an interest in this Debenture, including an exchange, transfer, repurchase or conversion of this Debenture in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the rules and procedures of the Depositary.]

      [INCLUDE  IF SECURITY IS A RESTRICTED SECURITY  -
Subject to certain limitations in the Indenture, at any
time  when the Company is not subject to Section 13  or
15(d)  of the U.S. Securities Exchange Act of 1934,  as
amended,  upon the request of a Holder of a  Restricted
Security, the Company will promptly furnish or cause to
be  furnished Rule 144A Information (as defined  below)
to  such  Holder  of  Restricted Securities,  or  to  a
prospective  purchaser of any such security  designated
by  any  such Holder, to the extent required to  permit
compliance by any such Holder with Rule 144A under  the
Securities  Act  of 1933, as amended  (the  "Securities
Act").    "Rule   144A  Information"  shall   be   such
information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).]

      The  Indenture contains provisions for defeasance
at  any  time  of  (a) the entire indebtedness  of  the
Company   under   this  Debenture   and   (b)   certain
restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Debenture.

      The Indenture permits, with certain exceptions as
therein   provided,  the  amendment  thereof  and   the
modification  of  the  rights and  obligations  of  the
Company and the rights of the Holders of the Securities
of  each  series to be affected under the Indenture  at
any  time  by  the  Company and the  Trustee  with  the
consent  of  the Holders of at least 66_% in  aggregate
principal  amount  of  the  Securities  at   the   time
Outstanding  of  each  series  to  be  affected.    The
Indenture  also  contains  provisions  permitting   the
Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of each series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer thereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

     No reference herein to the Indenture and provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium, and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in and subject to the provisions of the Indenture, the Holder of this Debenture shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debentures of this series, the Holders of not less than 25% in principal amount of the Debentures of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Debentures of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.
The foregoing shall not apply to any suit instituted by the Holder of this Debenture for the enforcement of any payment of principal hereof or any interest hereon on or after the respective due dates expressed herein.

      As  provided  in  the Indenture  and  subject  to
certain limitations therein set forth, the transfer  of
this  Debenture is registrable upon surrender  of  this
Debenture   to  the  Registrar,  for  registration   of
transfer duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, and of like tenor, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

     The Debentures of this Series are issuable only in
fully  registered form without coupons in denominations
of  $100,000 and any integral multiples of $1,000.   As
provided  in  the  Indenture  and  subject  to  certain
limitations therein set forth, the Debentures  of  this
Series  are exchangeable
for a like aggregate principal
amount   of   Debentures  of  a  different   authorized
denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

      Interest on this Debenture shall be computed on the basis of a 360-day year of twelve 30-day months.

      The Company shall furnish to any Holder of record of Debentures, upon written request and without charge, a copy of the Indenture.

      The Indenture and this Debenture each shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

      Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                     ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common

     TEN ENT - as tenants by the entireties

     IT  TEN  -  as  joint  tenants  with  right   of
                 survivorship and not as tenants in common.

      UNIF  GIFT  MIN  ACT  - ______________  Custodian _____________
                                (Cust)                    (Minor)

                          under  the Uniform  Gifts  to Minors Act


                          ------------------------------------------
                          (State)

Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s), and transfer(s) unto


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------

------------------------------------





----------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee


-----------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


-----------------------------------------------------------------------------
attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Date:_______________


                              --------------------------------------------
                              NOTICE: The signature to this assignment must correspond with the name as written upon the within instrument in ever particular, without alteration or enlargement, or any change whatsoever.

      In Witness Whereof, the Company has caused this instrument to be duly executed

Dated:  June 1, 1999             KOHL'S CORPORATION


                              By: ____________________________



Attest:

____________________________________




TRUSTEE'S CERTIFICATE
OF AUTHENTICATION

This is one of the Securities of the Series originated therein referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK,
as Trustee


By:________________________
   Authorized Officer

                                             APPENDIX A

               Form of Certificate to Be
             Delivered in Connection with
       Transfers to Non-QIB Accredited Investors

                                        _______________



The Bank of New York
101 Barclay Street 21W
New York, New York  10286
Attention:  Corporate Trust Trustee Administration

                    Re: Kohl's Corporation (the "Company")
                 7 1/4% Debentures due June 1, 2029, (the Debentures)

Ladies and Gentlemen:

           In connection with our proposed purchase  of
$_________  aggregate  principal  amount  of  the   7 1/4%
Debentures  due  June  1, 2029  (the  "Debentures")  of
Kohl's Corporation, a Wisconsin corporation ("Kohl's"), we confirm that:

           1.   We  are  an  institutional  "accredited
     investor" (as defined in Rule 501(a)(1), (2),  (3)
     or (7) of Regulation D under the Securities Act of
     1933,   as   amended   (the  "Securities   Act")),
     purchasing for our own account or for the  account
     of  such  an  institutional "accredited investor,"
     and we are acquiring the Debentures for investment
     purposes  and not with a view to, or for offer  or
     sale  in  connection  with,  any  distribution  in
     violation   of   the  Securities  Act   or   other
     applicable  securities  law  and  we   have   such
     knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Debentures, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2.   We  understand and acknowledge that  the
     Debentures  have  not  been registered  under  the
     Securities  Act or any other applicable securities
     law  and  may  not be offered, sold  or  otherwise
     transferred   except   in  compliance   with   the
     registration requirements of the Securities Act or
     any  other applicable securities law, or  pursuant
     to an exemption therefrom, or in a transaction not
     subject  thereto, and in each case  in  compliance
     with  the conditions for transfer set forth below.
     We  agree on our own behalf and on behalf  of  any
     investor  account  for  which  we  are  purchasing
     Debentures  to  offer, sell or otherwise  transfer
     such Debentures prior to (x) the date which is two
     years (or such shorter period of time as permitted
     by Rule 144(k) under the Securities Act) after the
     later  of the date of original issue and the  last
     date  on  which Kohl's or any affiliate of  Kohl's
     was   the   owner
     of  such  Debentures  (or   any
     predecessor thereto) and (y) such later  date,  if
     any,  as  may be required by applicable law   (the
     "Resale Restriction Termination Date") only (a) to
     Kohl's or any of Kohl's subsidiaries, (b) pursuant
     to   a   registration  statement  which  has  been
     declared  effective under the Securities Act,  (c)
     for  so  long  as the Debentures are eligible  for
     resale  pursuant to Rule 144A under the Securities
     Act,  to  a  person  we reasonably  believe  is  a
     "Qualified Institutional Buyer" within the meaning
     of  Rule 144A (a "QIB") that purchases for its own
     account  or for the account of a QIB and  to  whom
     notice is given that the transfer is being made in
     reliance on Rule 144A, (d) pursuant to offers  and
     sales   to   non-U.S.  persons  in   an   offshore
     transaction within the meaning and consistent with
     the terms and conditions of Regulation S under the
     Securities    Act,   (e)   to   an   institutional
     "accredited  investor"  within  the   meaning   of
     subparagraph (a)(1), (2),(3) or (7)  of  Rule  501
     under  the  Securities Act that is  acquiring  the
     Debentures for its own account or for the  account
     of such an institutional "accredited investor" for
     investment purposes and not with a view to, or for
     offer or sale in connection with, any distribution
     in violation of the Securities Act or (f) pursuant
     to   any   other  available  exemption  from   the
     registration  requirements of the Securities  Act,
     subject  in  each of the foregoing  cases  to  any
     requirement  of  law that the disposition  of  our
     property or the property of such investor  account
     or  accounts be at all times within our  or  their
     control  and  to  compliance with  any  applicable
     state  or  other securities laws.   The  foregoing
     restrictions  on resale will not apply  subsequent
     to  the  Resale Restriction Termination Date.   If
     any resale or other transfer of the Debentures  is
     proposed  to be made pursuant to clause (e)  above
     prior  to the Resale Restriction Termination Date,
     the  transferor shall deliver to the trustee  (the
     "Trustee")    a   letter   from   the   transferee
     substantially  in the form of this  letter,  which
     shall  provide,  among  other  things,  that   the
     transferee  is  a person or entity as  defined  in
     paragraph  1  of  this  letter  and  that  it   is
     acquiring such Debentures for investment  purposes
     and  not  for  distribution in  violation  of  the
     Securities  Act.  We acknowledge that the  Company
     and  the  Trustee reserve the right prior  to  any
     offer,  sale  or other transfer of the  Debentures
     pursuant to clauses (d), (e) or (f) above prior to
     the Resale Restriction Termination Date to require
     the   delivery   of   an   opinion   of   counsel,
     certifications     and/or    other     information
     satisfactory to Kohl's and the Trustee.

          3. We are acquiring the Debentures purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4.  You are entitled to rely upon this letter
     and you are irrevocably authorized to produce this
     letter or a copy hereof to any interested party in
     any administrative or legal proceeding or official
     inquiry   with  respect  to  the  matters  covered
     hereby.

                              Very truly yours,


                               By: (Name  of Purchaser)

                               Date:

      Upon transfer the Debentures would be registered in the name of the new beneficial owner as follows:


                                          Taxpayer ID
     Name                Address            Number
    -----                -------         -------------

                                             APPENDIX B

        Form of Certificate to Be Delivered in
  Connection with Transfers Pursuant to Regulation S
                                       ________________

Kohl's Corporation
c/o The Bank of New York
101 Barclay Street 21W
New York, New York  10286
Attention:  Corporate Trust Trustee Administration

                    Re: Kohl's   Corporation   (the "Company")
                  71/4%  Debentures due June 1, 2029 (the "Debentures")

Dear Sirs:

      In  connection with our proposed  sale  of  U.S.$
aggregate  principal  amount  of  the  Debentures,   we
confirm  that such sale has been effected  pursuant  to
and   in   accordance  with  Regulation  S  under   the
Securities Act of 1933 and, accordingly, we represent that:

          (1) the offer of the Debentures was not made to a person in the United States;

            (2)    at  the  time  the  buy  order   was
     originated, the transferee was outside the  United
     States  or we and any person acting on our  behalf
     reasonably   believed  that  the  transferee   was
     outside the United States;

           (3)   no directed selling efforts have  been
     made by us in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                   Very truly yours,

                                   [Name of Transferor]

                                   By:______________________
                                      Authorized Signature